Exhibit 99.2 Supplemental Financial Information First Quarter 2011

Table of Contents	PRIMERICA, INC. Financial Supplement

This document may contain forward-looking statements and information. Additional information on factors that could cause results to differ materially from any forward-looking statements or information in this document is available in our Prospectus Supplement dated April 12, 2011 filed as an Exhibit to our Current Report on Form 8-k dated April 12, 2011.

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Preface	PRIMERICA, INC. Financial Supplement

FIRST QUARTER 2011

This document is a financial supplement to our first quarter 2011 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains and losses, the expense associated with equity awards granted in connection with our initial public offering (“IPO”), and other items believed by management not to be indicative of ongoing operations, including amounts related to agreements to recover ceded premium payments not previously passed through to our reinsurers. For periods which include the first quarter of 2010, operating adjustments reflect the impact of our reinsurance and reorganization activities as if they had occurred on January 1, 2010.

•	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

The following transactions were executed in conjunction with our IPO in March and April 2010 (the “IPO-related Transactions”) and are included in our actual and/or operating results as appropriate.

IPO-related Transactions executed in first quarter 2010:

•	On March 31, 2010, we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) and declared extraordinary dividends to Citi.

IPO-related Transactions executed in second quarter 2010:

•

On April 1, 2010, Citi contributed the legal entities comprising our business to us. We issued approximately 75.0 million shares of common stock and warrants exercisable for approximately 4.1 million additional shares of our common stock to Citi. Additionally, we issued a $300.0 million note to Citi, due March 31, 2015 and bearing interest at 5.5% annually.

•	On April 1, 2010, our common stock began trading under the ticker symbol “PRI” on the New York Stock Exchange.

•	On April 1, 2010, Citi sold approximately 24.6 million shares of our common stock (after giving effect to the over-allotment option) to the public in the IPO.

•

On April 1, 2010, Citi contributed approximately 5.0 million shares back to us, which we granted in the form of equity awards to certain of our management and sales force leaders. Of these, approximately 200,000 shares were granted to replace unvested Citi awards.

•

On April 15, 2010, Citi sold approximately 16.4 million shares and the warrants to purchase approximately 4.1 million additional shares of our common stock to private equity funds managed by Warburg Pincus LLC (“Warburg Pincus”) for a purchase price of $230.0 million (the “private sale”). Following the IPO and the private sale, certain historical Citi equity awards immediately vested.

•	Effective as of April 1, 2010, we made elections under Section 338(h)(10) of the Internal Revenue Code, which resulted in changes to our deferred tax balances and reduced stockholders’ equity.

•

Prior to April 2010, our federal income tax return was consolidated into Citi’s federal income tax return. In anticipation of our corporate reorganization, we entered into a tax separation agreement with Citi and prepaid our estimated tax liability to Citi. In accordance with the tax separation agreement, Citi will indemnify the Company and its subsidiaries against any federal, state or local income tax liability for any taxable period ending on or before April 7, 2010, the closing date of the IPO. Our advance tax payments paid to Citi exceeded our actual tax liabilities. As a result, we recorded the overpayment as a return of capital resulting in a reduction of tax assets and a reduction of stockholders’ equity.

Certain items throughout this supplement may not add due to rounding. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	(2) Mar 31, 2010	(3) Jun 30, 2010	Sep 30, 2010	Dec 31, 2010	Mar 31, 2011

Condensed Balance Sheets
Assets:
Investments and cash	$2,983,780	$2,275,564	$2,284,127	$2,279,621	$2,330,098
Due from reinsurers	3,595,239	3,639,298	3,694,015	3,731,634	3,770,966
Deferred policy acquisition costs	702,429	745,322	798,335	853,211	908,600
Income taxes	56,114	—	—	—	—
Other assets	523,584	554,950	610,518	573,055	582,080
Separate account assets	2,222,267	2,098,936	2,301,896	2,446,786	2,582,881

Total assets	$10,083,413	$9,314,070	$9,688,891	$9,884,307	$10,174,625

Liabilities:
Future policy benefits	$4,248,277	$4,286,258	$4,349,375	$4,409,183	$4,470,185
Other policy liabilities	630,294	608,307	609,047	592,711	604,487
Income taxes	—	129,776	127,732	136,226	142,780
Other liabilities	1,106,834	412,141	395,762	386,182	397,561
Note payable	—	300,000	300,000	300,000	300,000
Payable under securities lending	129,042	161,056	208,765	181,726	186,089
Separate account liabilities	2,222,267	2,098,936	2,301,896	2,446,786	2,582,881

Total liabilities	8,336,714	7,996,474	8,292,577	8,452,814	8,683,983

Stockholders’ equity:
Common stock ($0.01 par value) (1)	—	727	727	728	732
Paid-in capital	1,312,072	870,706	882,676	883,169	889,654
Retained earnings	300,531	304,0752	342,920	395,057	446,767
Treasury stock	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	85,265	97,505	120,949	98,322	96,543
Net unrealized investment losses other-than-temporarily impaired	(4,245)	(3,703)	(2,883)	(2,275)	(2,275)
Cumulative translation adjustment	53,076	48,286	51,925	56,492	59,221

Total stockholders’ equity	1,746,699	1,317,596	1,396,314	1,431,493	1,490,642

Total liabilities and stockholders’ equity	$10,083,413	$9,314,070	$9,688,891	$9,884,307	$10,174,625

Reconciliation of Adjusted Stockholders’ Equity to Total Stockholders’ Equity
Adjusted stockholders’ equity	$1,665,679	$1,223,794	$1,278,248	$1,335,446	$1,396,374
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	85,265	97,505	120,949	98,322	96,543
Net unrealized investment losses other-than-temporarily impaired	(4,245)	(3,703)	(2,883)	(2,275)	(2,275)

Total reconciling items	81,020	93,802	118,066	96,047	94,268

Total stockholders’ equity	$1,746,699	$1,317,596	$1,396,314	$1,431,493	$1,490,642

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,789,905	$702,429	$745,322	$798,335	$853,211
General expenses deferred	16,095	15,061	14,876	14,481	14,123
Commission costs deferred	77,208	56,831	57,232	65,285	60,296
Amortization of deferred policy acquisition costs	(91,756)	(22,899)	(23,844)	(29,536)	(25,556)
Transferred to reinsurers	(2,099,941)	—	—	—	—
Foreign currency impact and other, net	10,918	(6,100)	4,750	4,646	6,527

Balance, end of period	$702,429	$745,322	$798,335	$853,211	$908,600

(1)	Outstanding common shares exclude restricted stock units.
(2)	The balance sheet as of March 31, 2010 reflects the impact of the Citi reinsurance transactions executed on March 31, 2010. The Citi reinsurance transactions were given retroactive effect to January 1, 2010. As a result, the first quarter 2010 balance sheet includes a return of capital to Citi equally offsetting the income attributable to the underlying policies earned between January 1, 2010 and March 31, 2010. The first quarter 2010 balance sheet also reflects the extraordinary dividends declared on March 31, 2010.
(3)	The balance sheet as of June 30, 2010 reflects the issuance of the Citi note, reductions to stockholders’ equity and corresponding changes in deferred tax balances as a result of the 338(h)(10) elections, and a reduction in stockholders’ equity as a result of reflecting our overpayment of estimated taxes to Citi as a return of capital.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except per-share data)

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Earnings per Share

Basic earnings per share:
Weighted-average common shares and fully vested equity awards	na	71,843,588	72,259,352	72,453,126	72,671,481
Net income	na	$22,008	$39,595	$52,889	$52,467
Less income attributable to unvested participating securities	na	(928)	(1,540)	(2,051)	(2,103)

Net income used in computing basic EPS	na	$21,080	$38,055	$50,838	$50,364

Basic earnings per share	na	$0.29	$0.53	$0.70	$0.69

Net operating income	na	$37,199	$40,913	$45,217	$48,629
Less operating income attributable to unvested participating securities	na	(1,569)	(1,591)	(1,753)	(1,949)

Net operating income used in computing basic operating EPS	na	$35,631	$39,322	$43,464	$46,680

Basic operating income per share	na	$0.50	$0.54	$0.60	$0.64

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	na	71,843,588	72,259,352	72,453,126	72,671,481
Dilutive impact of warrants	na	890,777	660,066	786,628	1,154,597

Shares used to calculate diluted EPS	na	72,734,365	72,919,418	73,239,754	73,826,078
Net income	na	$22,008	$39,595	$52,889	$52,467
Less income attributable to unvested participating securities	na	(917)	(1,527)	(2,030)	(2,072)

Net income used in computing diluted EPS	na	$21,091	$38,068	$50,859	$50,395

Diluted earnings per share	na	$0.29	$0.52	$0.69	$0.68

Net operating income	na	$37,199	$40,913	$45,217	$48,629
Less operating income attributable to unvested participating securities	na	(1,550)	(1,578)	(1,735)	(1,920)

Net operating income used in computing diluted operating EPS	na	$35,649	$39,335	$43,482	$46,709

Diluted operating income per share	na	$0.49	$0.54	$0.59	$0.63

In April 2010, Primerica issued shares, warrants, and equity awards to complete the transactions related to our corporate reorganization. Both the vested and unvested equity awards maintain nonforfeitable dividend rights that result in dividend payment obligations on a one-to-one ratio with common shares for any future dividend declarations. These awards are deemed participating securities for calculating EPS.

As a result of issuing equity awards that are deemed participating securities, we calculate EPS using the two-class method. Under the two-class method, we allocate earnings to common shares and to fully vested equity awards. Earnings attributable to unvested equity awards, along with the corresponding share counts, are excluded from EPS reflected on our consolidated statements of income. In calculating basic EPS, we deduct any dividends on and undistributed earnings allocated to unvested equity awards from net income and then divide the result by the weighted average number of common shares and fully vested equity awards outstanding for the period.

We determine the potential dilutive effect of warrants on EPS using the treasury-stock method. Under this method, we utilize the exercise price to determine the amount of cash that would be available to repurchase shares if the warrants were exercised. We then use the average market price of our common shares during the reporting period to determine how many shares we could repurchase with the cash raised from the exercise. The net incremental share count issued represents the potential dilutive securities. We then reallocate earnings to common shares and fully vested equity awards incorporating the increased, fully diluted share count to determine diluted EPS.

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Annualized Return on Equity

Average stockholders’ equity	na	$1,296,220	$1,356,955	$1,413,904	$1,461,068
Average adjusted stockholders’ equity	na	$1,208,809	$1,251,021	$1,306,847	$1,365,910
Net income return on stockholders’ equity	na	6.8%	11.7%	15.0%	14.4%
Net income return on adjusted stockholders’ equity	na	7.3%	12.7%	16.2%	15.4%
Net operating income return on adjusted stockholders’ equity	na	12.3%	13.1%	13.8%	14.2%
Capital Structure
Debt-to-capital (1)	na	18.5%	17.7%	17.3%	16.8%
Cash and invested assets to stockholders’ equity	na	1.7	1.6	1.6	1.6
Cash and invested assets to adjusted stockholders’ equity	na	1.9	1.8	1.7	1.7
Share count, end of period (2)	na	72,729,617	72,727,173	72,843,213	73,187,837
Adjusted stockholders’ equity per share	na	$16.83	$17.58	$18.33	$19.08
Financial Strength Ratings
Primerica Life Insurance Company:
S&P	AA	AA-	AA-	AA-	AA-
A.M. Best	A+	A+	A+	A+	A+
Fitch	A+	A+	A+	A+	A+

(1)	Capital in the debt-to-capital ratio includes stockholders’ equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	(4) Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011

Statement of Income
Revenues:
Direct premiums	$537,845	$547,455	$547,444	$548,330	$552,069
Ceded premiums	(148,119)	(447,213)	(437,054)	(417,981)	(422,238)

Net premiums	389,726	100,242	110,390	130,349	129,831
Net investment income	82,576	27,991	27,855	26,688	28,626
Commissions and fees:
Sales-based (1)	36,363	36,301	32,941	37,001	43,128
Asset-based (2)	38,014	39,445	37,602	52,412	44,825
Account-based (3)	10,208	10,317	10,620	10,545	10,432
Other commissions and fees	7,105	7,162	8,574	8,331	7,731
Realized investment (losses) gains	31,057	374	1,015	1,700	327
Other, net	11,893	12,466	12,239	12,362	11,452

Total revenues	606,942	234,299	241,236	279,387	276,352

Benefits and expenses:
Benefits and claims	170,735	45,124	49,811	52,033	57,635
Amortization of DAC	91,756	22,899	23,844	29,536	25,556
Insurance commissions	6,371	4,233	5,100	4,205	5,000
Insurance expenses	37,529	10,083	11,999	15,887	9,552
Sales commissions:
Sales-based (1)	26,203	25,998	23,474	25,319	30,547
Asset-based (2)	12,715	12,911	12,232	20,271	15,451
Other sales commissions	4,963	4,603	6,558	4,676	4,358
Interest expense	—	6,928	6,968	6,976	6,997
Other operating expenses	36,268	65,183	39,371	39,962	40,111

Total benefits and expenses	386,541	197,961	179,357	198,865	195,207

Income before income taxes	220,402	36,338	61,879	80,522	81,145
Income taxes	77,116	14,330	22,284	27,633	28,678

Net income	$143,286	$22,008	$39,595	$52,889	$52,467

Income Before Income Taxes by Segment
Term Life	$160,367	$44,095	$42,581	$52,000	$57,649
Investment & Savings Products	25,447	26,735	26,578	34,769	31,039
Corporate & Other Distributed Products	34,587	(34,492)	(7,280)	(6,247)	(7,543)

Income before income taxes	$220,402	$36,338	$61,879	$80,522	$81,145

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer
(4)	Excludes the effect of the reinsurance and reorganization transactions we executed in connection with and subsequent to our IPO. As such, ceded premiums, net investment income, benefits and claims, amortization of DAC, insurance expenses, interest expense, and other operating expenses exclude the impact of the various Citi reinsurance agreements, dividends, the note payable to Citi, and the equity grants made in connection with our IPO.

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1

	Q1	Q2	Q3	Q4	Q1	$	%
(Dollars in thousands)	2010	2010	2010	2010	2011	Change	Change

Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$224,822	$233,925	$240,221	$264,546	$267,296	$42,475	18.9%
Operating revenues reconciling items:
Realized investment gains/losses	31,057	374	1,015	1,700	327	nm	nm
Ceded premiums - reinsurance recoveries	—	—	—	13,141	8,729	nm	nm
Ceded premiums - ceded to Citi reinsurers	296,328	—	—	—	—	nm	nm
Pro rata net investment income - assets transferred to Citi reinsurers	54,735	—	—	—	—	nm	nm

Total operating revenues reconciling items	382,121	374	1,015	14,841	9,056	nm	nm

Total revenues	$606,942	$234,299	$241,236	$279,387	$276,352	$(330,590)	-54.5%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$58,689	$61,421	$63,940	$68,842	$75,209	$16,520	28.1%
Operating income before income taxes reconciling items:
Realized investment gains/losses	31,057	374	1,015	1,700	327	nm	nm
Ceded premiums - reinsurance recoveries	—	—	—	13,141	8,729	nm	nm
Initial & accelerated management / field grant expense	—	(25,457)	(3,076)	(3,161)	(3,120)	nm	nm
Ceded premiums - ceded to Citi reinsurers	296,328	—	—	—	—	nm	nm
Pro rata net investment income - assets transferred to Citi reinsurers	54,735	—	—	—	—	nm	nm
Benefits and claims - ceded to Citi reinsurers	(128,204)	—	—	—	—	nm	nm
Amortization of DAC - ceded to Citi reinsurers	(71,389)	—	—	—	—	nm	nm
Insurance commissions - expense allowance received from Citi reinsurers	(1,669)	—	—	—	—	nm	nm
Insurance expenses - expense allowance received from Citi reinsurers	(26,083)	—	—	—	—	nm	nm
Interest expense - finance charge payable to Citi reinsurer	2,812	—	—	—	—	nm	nm
Interest expense - note payable	4,125	—	—	—	—	nm	nm

Total operating income before income taxes reconciling items	161,713	(25,083)	(2,061)	11,680	5,936	nm	nm

Income before income taxes	$220,402	$36,338	$61,879	$80,522	$81,145	$(139,257)	-63.2%

Reconciliation from Net Operating Income to Net Income
Net operating income	$38,154	$37,199	$40,914	$45,217	$48,629	$10,475	27.5%
Net operating income reconciling items:
Operating income before income taxes reconciling items	161,713	(25,083)	(2,061)	11,680	5,936	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(56,582)	9,891	742	(4,008)	(2,098)	nm	nm

Total net operating income reconciling items	105,131	(15,191)	(1,319)	7,672	3,838	nm	nm

Net income	$143,286	$22,008	$39,595	$52,889	$52,467	$(90,819)	-63.4%

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Segment Operating Results	PRIMERICA, INC. Financial Supplement

						YOY Q1

(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	$ Change	% Change

Term Life Insurance
Revenues:
Direct premiums	$517,932	$527,792	$525,644	$529,341	$532,167	$14,236	2.7%
Ceded premiums	(440,699)	(444,008)	(433,234)	(427,571)	(427,382)	13,317	3.0%

Net premiums	77,233	83,784	92,410	101,770	104,786	27,553	35.7%
Allocated net investment income	16,497	15,961	15,595	14,242	15,794	(703)	-4.3%
Other, net	8,782	8,643	7,929	7,914	7,653	(1,128)	-12.8%

Operating revenues	102,511	108,388	115,933	123,926	128,233	25,722	25.1%

Benefits and expenses:
Benefits and claims	32,905	35,134	39,084	42,325	47,351	14,446	43.9%
Amortization of DAC	17,418	19,128	21,900	26,477	22,146	4,728	27.1%
Insurance commissions	456	404	330	320	327	(129)	-28.3%
Insurance expenses	8,687	6,824	9,194	13,095	6,618	(2,068)	-23.8%
Interest expense	2,812	2,803	2,843	2,851	2,872	60	2.1%

Operating benefits and expenses	62,278	64,294	73,352	85,067	79,313	17,036	27.4%

Operating income before income taxes	$40,234	$44,095	$42,581	$38,859	$48,920	$8,687	21.6%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$36,363	$36,301	$32,941	$37,001	$43,128	$6,765	18.6%
Asset-based	38,014	39,445	37,602	52,412	44,825	6,811	17.9%
Account-based	10,208	10,317	10,620	10,545	10,432	223	2.2%
Other, net	2,108	2,155	2,711	3,064	2,461	353	16.8%

Operating revenues	86,693	88,218	83,874	103,021	100,846	14,153	16.3%

Benefits and expenses:
Amortization of DAC	2,549	3,029	1,361	2,392	2,785	236	9.2%
Insurance commissions	1,809	1,989	1,964	2,091	2,140	331	18.3%
Sales commissions:
Sales-based	26,203	25,998	23,474	25,319	30,547	4,344	16.6%
Asset-based	12,715	12,911	12,232	20,271	15,451	2,736	21.5%
Other operating expenses	17,970	17,556	18,266	18,179	18,884	914	5.1%

Operating benefits and expenses	61,246	61,483	57,296	68,253	69,807	8,561	14.0%

Operating income before income taxes	$25,447	$26,735	$26,578	$34,769	$31,039	$5,592	22.0%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,913	$19,663	$21,800	$18,989	$19,902	$(12)	nm
Ceded premiums	(3,748)	(3,206)	(3,820)	(3,551)	(3,585)	163	4.4%

Net premiums	16,165	16,458	17,980	15,438	16,317	152	nm
Allocated net investment income	11,344	12,030	12,260	12,446	12,831	1,487	13.1%
Commissions and fees:
Loans	2,455	1,918	3,527	2,427	1,528	(928)	-37.8%
DebtWatchers	620	779	845	1,035	1,071	450	nm
Prepaid Legal Services	2,340	2,305	2,287	2,689	2,619	280	11.9%
Auto and Homeowners Insurance	1,012	1,372	1,200	1,395	1,687	675	66.8%
Long-Term Care Insurance	679	788	715	784	825	147	21.6%
Other, net	1,004	1,668	1,600	1,383	1,338	334	33.3%

Operating revenues	35,618	37,318	40,414	37,598	38,216	2,598	7.3%

Benefits and expenses:
Benefits and claims	9,626	9,991	10,727	9,708	10,284	658	6.8%
Amortization of DAC	400	742	583	667	625	225	56.3%
Insurance commissions	2,438	1,838	2,804	1,793	2,534	96	3.9%
Insurance expenses	2,759	3,259	2,804	2,792	2,934	174	6.3%
Sales commissions	4,963	4,603	6,560	4,676	4,358	(605)	-12.2%
Interest expense	4,125	4,125	4,125	4,125	4,125	—	nm
Other operating expenses	18,298	22,170	18,030	18,622	18,107	(191)	-1.0%

Operating benefits and expenses	42,609	46,727	45,633	42,383	42,967	357	nm

Operating income before income taxes	$(6,992)	$(9,410)	$(5,219)	$(4,786)	$(4,751)	$2,241	32.1%

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Term Life Insurance - Financial Results	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)						YOY Q1

Term Life Insurance Operating Income Before Income Taxes	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	$ Change	% Change

Revenues:
Direct premiums	$517,932	$527,792	$525,644	$529,341	$532,167	$14,236	2.7%
Ceded premiums	(440,699)	(444,008)	(433,234)	(427,571)	(427,382)	13,317	3.0%

Net premiums	77,233	83,784	92,410	101,770	104,786	27,553	35.7%
Allocated net investment income	16,497	15,961	15,595	14,242	15,794	(703)	-4.3%
Other, net	8,782	8,643	7,929	7,914	7,653	(1,128)	-12.8%

Operating revenues	102,511	108,388	115,933	123,926	128,233	25,722	25.1%

Benefits and expenses:
Benefits and claims	32,905	35,134	39,084	42,325	47,351	14,446	43.9%
Amortization of DAC	17,418	19,128	21,900	26,477	22,146	4,728	27.1%
Insurance commissions	456	404	330	320	327	(129)	-28.3%
Insurance expenses	8,687	6,824	9,194	13,095	6,618	(2,068)	-23.8%
Interest expense	2,812	2,803	2,843	2,851	2,872	60	2.1%

Operating benefits and expenses	62,278	64,294	73,352	85,067	79,313	17,036	27.4%

Operating income before income taxes	$40,234	$44,095	$42,581	$38,859	$48,920	$8,687	21.6%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$10,138	$21,256	$30,149	$38,197	$46,771	36,633	nm
Ceded premiums	(3,737)	(3,869)	(3,351)	(4,029)	(8,075)	(4,338)	-116.1%

Net premiums	6,401	17,388	26,799	34,168	38,697	32,295	nm
Allocated net investment income	109	175	318	478	630	521	nm
Other, net	8,802	8,675	8,100	7,890	7,614	(1,188)	-13.5%

Operating revenues	15,312	26,238	35,216	42,537	46,941	31,629	nm

Benefits and expenses:
Benefits and claims	1,517	5,413	10,343	13,550	14,002	12,485	nm
Amortization of DAC	968	6,405	7,725	11,667	10,163	9,195	nm
Insurance commissions	—	0	(1)	(0)	(0)	(0)	nm
Insurance expenses	18,180	16,050	18,224	19,128	15,761	(2,419)	-13.3%
Interest expense	—	(0)	—	—	—	—	nm

Operating benefits and expenses	20,665	27,869	36,291	44,344	39,926	19,261	93.2%

Operating income before income taxes	$(5,354)	$(1,631)	$(1,075)	$(1,807)	$7,015	12,368	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$507,794	$506,536	$495,494	$491,144	$485,396	(22,398)	-4.4%
Ceded premiums	(436,962)	(440,140)	(429,883)	(423,542)	(419,307)	17,655	4.0%

Net premiums	70,832	66,396	65,611	67,602	66,089	(4,742)	-6.7%
Allocated net investment income	16,388	15,786	15,277	13,763	15,164	(1,224)	-7.5%
Other, net	(20)	(32)	(170)	24	39	60	nm

Operating revenues	87,199	82,150	80,718	81,389	81,293	(5,907)	-6.8%

Benefits and expenses:
Benefits and claims	31,388	29,721	28,741	28,775	33,349	1,961	6.2%
Amortization of DAC	16,450	12,723	14,175	14,810	11,983	(4,468)	-27.2%
Insurance commissions	456	404	331	320	327	(129)	-28.3%
Insurance expenses	10,047	9,888	9,648	12,270	9,366	(682)	-6.8%
Insurance expense allowance	(19,541)	(19,114)	(18,678)	(18,303)	(18,508)	1,033	5.3%
Interest expense	2,812	2,803	2,843	2,851	2,872	60	2.1%

Operating benefits and expenses	41,612	36,425	37,061	40,723	39,387	(2,225)	-5.3%

Operating income before income taxes	$45,587	$45,726	$43,657	$40,666	$41,905	(3,682)	-8.1%

(1)    Represents results associated with business written subsequent to the Citi reinsurance transactions executed on March 31, 2010.

(2)    Represents results associated with business subject to the Citi reinsurance transactions.

9 of 16

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1

(Dollars in thousands, except as noted)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	$ Change	% Change

Key Statistics
Life-insurance licensed sales force, beginning of period	99,785	97,354	96,066	96,872	94,850	(4,935)	-4.9%
New life-licensed representatives	7,366	9,887	9,430	7,805	7,145	(221)	-3.0%
Non-renewal and terminated representatives	(9,797)	(11,175)	(8,624)	(9,827)	(9,783)	14	nm

Life-insurance licensed sales force, end of period	97,354	96,066	96,872	94,850	92,212	(5,142)	-5.3%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$43.4	$48.9	$44.1	$44.5	$41.1	$(2.3)	-5.2%
Additions and increases in premium	10.8	11.7	10.9	11.2	10.4	(0.4)	-3.5%

Total estimated annualized issued term life premium	$54.2	$60.6	$55.0	$55.6	$51.5	$(2.7)	-4.9%

Issued term life policies	52,445	60,406	54,373	56,290	51,281	(1,164)	-2.2%
Term life face amount in-force, beginning of period ($mills)	$650,195	$651,790	$653,530	$654,633	$656,791	$6,596	1.0%
Issued term life face amount (2)	17,997	20,042	18,113	18,250	16,735	(1,262)	-7.0%
Terminated term life face amount	(18,867)	(16,156)	(17,836)	(18,105)	(17,247)	1,620	8.6%
Foreign currency impact, net	2,464	(2,146)	826	2,013	2,244	(220)	nm

Term life face amount in-force, end of period	$651,790	$653,530	$654,633	$656,791	$658,523	$6,734	1.0%

New Term Life Insurance - Financial Analysis
Direct premium	$10,138	$21,256	$30,149	$38,197	$46,771	36,633	nm
New term life operating income before income taxes	$(5,354)	$(1,631)	$(1,075)	$(1,807)	$7,015	12,368	nm
% of direct premium	-52.8%	-7.7%	-3.6%	-4.7%	15.0%	nm	nm
Benefits & expenses, net (3)	$6,222	$15,687	$21,418	$29,245	$32,240	26,018	nm
% of direct premium	61.4%	73.8%	71.0%	76.6%	68.9%	nm	nm
Insurance expenses, net (4)	$9,378	$7,375	$10,124	$11,237	$8,147	(1,231)	-13.1%
% of direct premium	92.5%	34.7%	33.6%	29.4%	17.4%	nm	nm

Legacy Term Life Insurance - Financial Analysis
Direct premium	$507,794	$506,536	$495,494	$491,144	$485,396	(22,398)	-4.4%
Legacy term life operating income before income taxes	$45,587	$45,726	$43,657	$40,666	$41,905	(3,682)	-8.1%
% of direct premium	9.0%	9.0%	8.8%	8.3%	8.6%	nm	nm

(1)    Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)    Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing

(3)    Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs

(4)    Insurance expenses, net - insurance expenses, net of other net revenues

10 of 16

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)						YOY Q1
Investment & Savings Products Operating Income Before Income Taxes	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	$ Change	% Change

Revenues:
Commissions and fees:
Sales-based	$36,363	$36,301	$32,941	$37,001	$43,128	$6,765	18.6%
Asset-based	38,014	39,445	37,602	52,412	44,825	6,811	17.9%
Account-based	10,208	10,317	10,620	10,545	10,432	223	2.2%
Other, net	2,108	2,155	2,711	3,064	2,461	353	16.8%

Operating revenues	86,693	88,218	83,874	103,021	100,846	14,153	16.3%

Benefits and expenses:
Amortization of DAC	2,549	3,029	1,361	2,392	2,785	236	9.2%
Insurance commissions	1,809	1,989	1,964	2,091	2,140	331	18.3%
Sales commissions:
Sales-based	26,203	25,998	23,474	25,319	30,547	4,344	16.6%
Asset-based	12,715	12,911	12,232	20,271	15,451	2,736	21.5%
Other operating expenses	17,970	17,556	18,266	18,179	18,884	914	5.1%

Operating benefits and expenses	61,246	61,483	57,296	68,253	69,807	8,561	14.0%

Operating income before income taxes	$25,447	$26,735	$26,578	$34,769	$31,039	$5,592	22.0%

Key Statistics
Product sales ($mills)
Mutual Funds	$594.7	$551.0	$474.8	$520.3	$646.0	$51.3	8.6%
Variable Annuities and other	267.3	308.3	287.5	306.1	344.6	77.3	28.9%

Total sales-based revenue generating product sales	862.1	859.3	762.3	826.4	990.6	128.5	14.9%
Segregated Funds	111.4	64.0	61.6	76.6	123.1	11.6	10.4%

Total product sales	$973.5	$923.3	$823.9	$903.0	$1,113.7	$140.2	14.4%

Client asset values, beginning of period ($mills)	$31,303	$32,670	$29,723	$32,600	$34,869	$3,566	11.4%
Inflows	974	923	824	903	1,114	140	14.4%
Outflows (1)	(956)	(903)	(887)	(945)	(1,083)	(127)	-13.3%

Net flows	17	20	(63)	(42)	31	13	nm
Change in market value, net and other (2)	1,350	(2,967)	2,940	2,311	1,288	(62)	nm

Client asset values, end of period	$32,670	$229,723	$32,600	$34,869	$36,187	$3,517	10.8%

Average client asset values ($mills)
Mutual Funds	$22,453	$22,424	$21,919	$23,661	$24,882	$2,430	10.8%
Variable Annuities and other	6,847	6,955	6,954	7,623	8,242	1,396	20.4%
Segregated Funds	2,105	2,182	2,184	2,327	2,477	372	17.7%

Total	$31,404	$31,561	$31,056	$33,611	$35,602	$4,198	13.4%

Average number of fee-generating accounts (thous) (3)	2,762	2,741	2,715	2,694	2,662	(99)	-3.6%
Financial Analysis
Sales-based net revenue as % of sales (4)	1.18%	1.20%	1.24%	1.41%	1.27%	nm	nm
Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.07%	0.08%	0.07%	nm	nm
Account-based revenue per average fee generating account (6)	$3.70	$3.76	$3.91	$3.91	$3.92	nm	nm

(1)	Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company’s recordkeeping platform. The redemptions of assets must be estimated for approximately 9% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)	Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds
(6)	In whole dollars

11 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2011

(Dollars in thousands)				% of Total		Avg
	Market Value	Amortized Cost	Unrealized G/(L)	Market Value	Amortized Cost	Book Yield	Avg Rating

Investment Portfolio by Asset Class
Cash and cash equivalents	$115,277	$115,277	$—	5.0%	5.4%
Fixed Income:
Treasury	32,776	29,411	3,365	1.4%	1.4%	3.35%	AAA
Government	103,847	92,661	11,186	4.5%	4.3%	4.79%	AA-
Tax-Exempt Municipal	7,036	6,692	344	0.3%	0.3%	3.79%	AA
Corporate	1,331,911	1,230,561	101,350	57.8%	57.3%	5.56%	BBB+
Mortgage-Backed	327,927	306,113	21,813	14.2%	14.2%	5.47%	AA+
Asset-Backed	76,047	77,113	(1,066)	3.3%	3.6%	1.59%	AA
CMBS	154,125	147,189	6,936	6.7%	6.9%	5.06%	AAA
Private	111,118	105,526	5,591	4.8%	4.9%	6.05%	BBB
Redeemable Preferred	479	652	(173)	0.0%	0.0%	36.77%	A-
Convertible	20,569	19,797	772	0.9%	0.9%	3.83%	A-

Total Fixed Income	2,165,834	2,015,715	150,119	94.0%	93.8%	5.30%	A

Equities:
Perpetual Preferred	2,228	2,085	142	0.1%	0.1%
Common Stock	10,285	7,856	2,429	0.4%	0.4%
Mutual Fund	7,374	4,005	3,369	0.3%	0.2%
Other	3,365	3,365	0	0.1%	0.2%

Total Equities	23,252	17,312	5,940	1.0%	0.8%

Total Invested Assets	$2,304,363	$2,148,305	$156,058	100.0%	100.0%

Corporate Portfolio by Sector
Banking	$134,464	$127,280	$7,185	10.1%	10.3%
Basic Industry	107,250	98,745	8,505	8.1%	8.0%
Brokerage	17,825	16,231	1,594	1.3%	1.3%
Capital Goods	84,273	77,949	6,324	6.3%	6.3%
Communications	101,288	92,648	8,640	7.6%	7.5%
Consumer Cyclical	63,318	58,354	4,964	4.8%	4.7%
Consumer Non-Cyclical	154,303	141,017	13,286	11.6%	11.5%
Electric	130,332	119,169	11,163	9.8%	9.7%
Energy	76,989	69,947	7,042	5.8%	5.7%
Finance Companies	35,496	31,037	4,459	2.7%	2.5%
Financial Other	11,978	11,441	537	0.9%	0.9%
Industrial Other	21,552	20,247	1,305	1.6%	1.6%
Insurance	124,364	116,715	7,650	9.3%	9.5%
Natural Gas	79,532	72,895	6,637	6.0%	5.9%
REITs	103,388	97,628	5,760	7.8%	7.9%
Technology	55,080	51,172	3,908	4.1%	4.2%
Transportation	25,119	23,091	2,027	1.9%	1.9%
Utility Other	5,358	4,993	365	0.4%	0.4%

Total Corporate portfolio	$1,331,911	$1,230,561	$100,530	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity
Effective maturity
< 1 Yr.	$279,521	$274,285	$5,237	12.9%	13.6%
1-2 Yrs.	194,080	184,610	9,470	9.0%	9.2%
2-5 Yrs.	961,413	893,434	67,979	44.4%	44.3%
5-10 Yrs.	683,344	622,179	61,165	31.6%	30.9%
> 10 Yrs.	47,476	41,208	6,268	2.2%	2.0%

Total Fixed Income	$2,165,834	$2,015,715	$150,119	100.0%	100.0%

Duration
Fixed Income portfolio duration	3.6 years

12 of 16

Investment Portfolio - Quality Ratings As of March 31, 2011	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio - Quality Ratings (1)
	Amortized Cost	% of Total

Total Fixed Income portfolio:
Rating
AAA	$526,013	26.1%
AA	190,769	9.5%
A	451,255	22.4%
BBB	722,218	35.9%
Below Investment Grade	124,754	6.2%
NA	708	0.0%

Total Fixed Income	$2,015,715	100.0%

	Amortized Cost	% of Total

Corporate asset class:
Rating
AAA	$350	0.0%
AA	125,910	10.2%
A	395,751	32.2%
BBB	631,944	51.4%
Below Investment Grade	76,008	6.2%
NA	598	0.0%

Total Corporate	$1,230,561	100.0%

CMBS asset class:
Rating
AAA	$125,105	85.0%
AA	18,511	12.6%
A	1,202	0.8%
BBB	1,284	0.9%
Below Investment Grade	979	0.7%
NA	108	0.1%

Total CMBS	$147,189	100.0%

Asset-Backed asset class:
Rating
AAA	$64,157	83.2%
AA	—	—
A	574	0.7%
BBB	2,978	3.9%
Below Investment Grade	9,404	12.2%
NA	—	—

Total Asset-Backed	$77,113	100.0%

	Amortized Cost	% of Total

Private asset class:
Rating
AAA	$268	0.3%
AA	6,560	6.2%
A	14,835	14.1%
BBB	63,009	59.7%
Below Investment Grade	20,855	19.8%
NA	—	—

Total Private	$105,526	100.0%

Mortgage-Backed asset class:
Rating
AAA	$279,751	91.4%
AA	—	—
A	2,601	0.8%
BBB	7,738	2.5%
Below Investment Grade	16,023	5.2%
NA	—	—

Total Mortgage-Backed	$306,113	100.0%

Treasury & Government asset classes:
Rating
AAA	$56,072	45.9%
AA	33,962	27.8%
A	22,788	18.7%
BBB	9,250	7.6%
Below Investment Grade	—	—
NA	—	—

Total Treasury & Government	$122,072	100.0%

NAIC Designations
1	$1,054,599	57.8%
2	670,528	36.7%
3	70,320	3.9%
4	21,364	1.2%
5	6,793	0.4%
6	2,300	0.1%

U.S. Insurer Fixed Income (2)	1,825,904	100.0%
Other (3)	207,124
Cash and cash equivalents	115,277

Total Invested Assets	$2,148,305

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies’ fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 16

Investment Portfolio - Mortgage Backed Vintage Analysis As of March 31, 2011	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	Total
Commercial Mortgage-Backed	Amortized Cost by Vintage
Current Rating:
AAA	$66,350	$23,173	$7,485	$7,802	$1,463	$5,924	$4,667	$8,240	$125,105
AA	8,250	10,261	—	—	—	—	—	—	18,511
A	1,002	—	200	—	—	—	—	—	1,202
BBB	1,284	—	—	—	—	—	—	—	1,284
BB	255	—	—	—	—	—	—	—	255
B	288	—	—	—	—	—	—	—	288
CCC and lower	319	224	—	—	—	—	—	—	543

Total	$77,750	$33,658	$7,685	$7,802	$1,463	$5,924	$4,667	$8,240	$147,189

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$2,601	$897	$670	$555	$58	$87	$(74)	$(7)	$4,786
AA	428	153	—	—	—	—	—	—	581
A	3	—	8	—	—	—	—	—	11
BBB	(88)	—	—	—	—	—	—	—	(88)
BB	889	—	—	—	—	—	—	—	889
B	513	—	—	—	—	—	—	—	513
CCC and lower	244	—	—	—	—	—	—	—	244

Total	$4,590	$1,050	$677	$555	$58	$87	$(74)	$(7)	$6,936

Prime Residential Mortgage-Backed	Amortized Cost by Vintage
Current Rating:
AAA	$137,933	$26,163	$26,779	$43,786	$28,947	$—	$6,115	$8,540	$278,263
AA	—	—	—	—	—	—	—	—	—
A	725	1,875	—	—	—	—	—	—	2,601
BBB	—	7,738	—	—	—	—	—	—	7,738
BB	—	4,088	—	—	—	—	—	—	4,088
B	—	1,965	—	—	—	—	—	—	1,965
CCC and lower	—	1,342	—	1,655	—	—	—	—	2,997

Total	$138,659	$43,173	$26,779	$45,441	$28,947	$—	$6,115	$8,540	$297,653

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$11,907	$1,034	$2,336	$3,739	$2,729	$—	$22	$84	$21,851
AA	—	—	—	—	—	—	—	—	—
A	22	48	—	—	—	—	—	—	70
BBB	—	(197)	—	—	—	—	—	—	(197)
BB	—	(51)	—	—	—	—	—	—	(51)
B	—	(3)	—	—	—	—	—	—	(3)
CCC and lower	—	(10)	—	69	—	—	—	—	59

Total	$11,929	$822	$2,336	$3,808	$2,729	$—	$22	$84	$21,730

Alt-A Residential Mortgage-Backed	Amortized Cost by Vintage
Current Rating:
AAA	$—	$1,488	$—	$—	$—	$—	$—	$—	$1,488
AA	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—
BB	705	—	—	—	—	—	—	—	705
B	—	3,328	—	—	—	—	—	—	3,328
CCC and lower	2,662	277	—	—	—	—	—	—	2,939

Total	$3,367	$5,093	$—	$—	$—	$—	$—	$—	$8,460

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$—	$21	$—	$—	$—	$—	$—	$—	$21
AA	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—
BB	30	—	—	—	—	—	—	—	30
B	—	46	—	—	—	—	—	—	46
CCC and lower	(6)	(7)	—	—	—	—	—	—	(14)

Total	$24	$59	$—	$—	$—	$—	$—	$—	$83

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011

Net Investment Income by Source
Bonds & notes	$83,814	$27,796	$28,350	$28,091	$29,014
Preferred and common stocks	1,239	164	189	231	188
Deposit asset underlying 10% reinsurance treaty	—	1,551	624	(704)	508
Policy loans	336	341	326	362	347
Cash & cash equivalents	283	85	103	73	70
Other	—	55	—	—	(19)

Total investment income	85,671	29,992	29,591	28,053	30,108
Investment expenses	3,095	2,001	1,737	1,365	1,482

Net investment income	$82,576	$27,991	$27,855	$26,688	$28,626

Fixed income book yield, end of period	5.79%	5.72%	5.47%	5.48%	5.30%
New money yield	3.48%	2.43%	2.50%	3.58%	2.72%

						YOY Q1
	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	% Pt Change

Fixed Income Portfolio Quality Ratings
Rating
AAA	32.5%	31.4%	28.0%	26.7%	26.1%	-6.4%
AA	7.9%	6.9%	8.0%	9.1%	9.5%	1.5%
A	21.2%	21.4%	22.2%	21.9%	22.4%	1.2%
BBB	30.8%	32.4%	34.8%	35.6%	35.8%	5.0%
Below Investment Grade	7.1%	7.8%	6.9%	6.7%	6.2%	-0.9%
NA	0.4%	0.1%	0.1%	0.1%	0.0%	-0.3%

Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	na

		As of March 31, 2011

		Market Value	Amortized Cost	Credit Rating

Top 25 Exposures

1	Government of Canada	$35,887	$31,587	AAA
2	National Rural Utilities Cooperative	17,810	14,898	A+
3	General Electric Co	15,399	13,434	AA+
4	Verizon Communications Inc	15,227	13,492	A-
5	Bank of America Corp	13,887	12,709	A
6	Medtronic Inc	12,739	12,543	AA-
7	ConocoPhillips	10,813	9,283	A
8	Enel SpA	10,753	10,541	A-
9	Edison International	10,748	10,809	B+
10	Banco Santander SA	9,927	9,893	AA
11	MetLife Inc	9,925	9,476	A+
12	AT&T Inc	9,923	8,782	A-
13	Diageo PLC	9,735	9,199	A-
14	Xstrata PLC	9,649	9,350	BBB
15	Reynolds American Inc	9,616	7,901	BBB
16	Iberdrola SA	9,104	8,468	BBB+
17	Health Care REIT Inc	8,989	9,130	BBB-
18	Altria Group Inc	8,443	6,892	BBB
19	Province of Ontario Canada	8,360	6,754	AA-
20	Prudential Financial Inc	7,974	7,431	A+
21	Province of Quebec Canada	7,850	6,360	A+
22	ArcelorMittal	7,767	6,579	BBB-
23	Vale SA	7,765	7,100	BBB+
24	Freeport-McMoRan Copper & Gold	7,695	7,698	BBB-
25	Montpelier Re Holdings Ltd	7,569	7,207	BBB

Total		$283,553	$257,518

% of total fixed income portfolio		13.1%	12.8%

	As of March 31, 2011
	Market Value	Amortized Cost
Foreign Exposure (1)

Canada	$68,873	$65,008
United Kingdom	77,645	74,079
Australia	43,104	39,590
France	28,932	27,849
Spain	20,566	20,492
Japan	9,516	9,393
Italy	13,822	13,539
Emerging Markets (2)	41,718	38,471
All Other	95,234	87,551

Total	$399,409	$375,971

Government Investments

AAA	$255	$255
AA	2,816	2,572
A	12,916	12,307
BBB	10,142	9,250
Below Investment Grade	—	—
NA	—	—

Total	$26,129	$24,384

Non-Government Investments

AAA	$—	$—
AA	59,691	57,541
A	127,785	121,245
BBB	159,531	148,631
Below Investment Grade	23,641	23,171
NA	2,633	1,000

Total	$373,281	$351,587

(1) US$ denominated investments in issuers outside of the United States based on country of risk
(2) Emerging markets is as defined by MSCI, Inc. which include Brazil, Chile, Colombia, India, Korea, Mexico, Peru, Poland and South Africa

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            Five-Year Historical Key Statistics

PRIMERICA, INC.

Financial Supplement

(Dollars in millions)	2006	2007	2008	2009	2010	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011

Recruits	204,316	220,950	235,125	221,920	231,390	58,085	65,245	58,178	49,882	52,813

Life-insurance licensed sales force, beginning of period	97,105	96,532	97,125	100,651	99,785	99,785	97,354	96,066	96,872	94,850
New life-licensed representatives	35,233	36,308	39,383	37,629	34,488	7,366	9,887	9,430	7,805	7,145
Non-renewal and terminated representatives	(35,806)	(35,715)	(35,857)	(38,495)	(39,423)	(9,797)	(11,175)	(8,624)	(9,827)	(9,783)

Life-insurance licensed sales force, end of period	96,532	97,125	100,651	99,785	94,850	97,354	96,066	96,872	94,850	92,212

Issued term life policies	245,520	244,733	241,173	233,837	223,514	52,445	60,406	54,373	56,290	51,281

Issued term life face amount	$84,503	$87,619	$87,279	$80,497	$74,401	$17,997	$20,042	$18,113	$18,250	$16,735

Term life face amount in force, beginning of period	$572,155	$599,470	$632,086	$633,467	$650,195	$650,195	$651,790	$653,530	$654,633	$656,791
Issued term life face amount	84,503	87,619	87,279	80,497	74,401	17,997	20,042	18,113	18,250	16,735
Terminated term life face amount	(57,277)	(64,966)	(72,008)	(74,642)	(70,964)	(18,867)	(16,156)	(17,836)	(18,105)	(17,247)
Foreign currency impact, net	90	9,963	(13,891)	10,873	3,158	2,464	(2,146)	826	2,013	2,244

Term life face amount in force, end of period	$599,470	$632,086	$633,467	$650,195	$656,791	$651,790	$653,530	$654,633	$656,791	$658,523

Estimated annualized issued term life premium
Premium from new policies	$204.7	$208.9	$205.0	$193.7	$180.8	$43.4	$48.9	$44.1	$44.5	$41.1
Additions and increases in premium	41.1	43.4	43.0	42.6	44.6	10.8	11.7	10.9	11.2	10.4

Total estimated annualized issued term life premium	$245.8	$252.4	$248.0	$236.3	$225.4	$54.2	$60.6	$55.0	$55.6	$51.5

Investment & Savings product sales	$4,664.7	$5,189.5	$4,458.4	$3,006.6	$3,623.6	$973.5	$923.3	$823.9	$903.0	$1,113.7

Investment & Savings average client asset values	$32,082	$36,735	$32,763	$26,845	$31,908	$31,404	$31,561	$31,056	$33,611	$35,602

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